                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
----------------------------                               ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                            MONTHLY OPERATING REPORT
          File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                      DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                     FORM NO.        ATTACHED      ATTACHED
----------------------------------------------------------------------------------------------
Debtor Affirmations                                     MOR - 1           Yes
Schedule of Cash Receipts and Disbursements             MOR - 2           Yes
Bank Account Reconciliations                            MOR - 2           Yes
Statement of Operations                                 MOR - 3           Yes
Balance Sheet                                           MOR - 4           Yes
Status of Postpetition Taxes                            MOR - 5           Yes
Summary of Unpaid Postpetition Debts                    MOR - 5           Yes
Listing of aged accounts payable                        MOR - 5           Yes
Schedule of Insurance - Listing of Policies             MOR - 6           Yes


The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis.

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
--------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    3/19/2003
--------------------------------------------------                  ------------
Signature of Authorized Individual                                  Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
----------------------------                               ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                               DEBTOR AFFIRMATION



AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE             FALSE
1.  That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                              X


2.  That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                     X


3.  No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                  X



Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
--------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    3/19/2003
--------------------------------------------------                  ------------
Signature of Authorized Individual                                  Date



Paul W. Gilbert                                                   Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
----------------------------                               ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES, INC.

                                                              BANK ACCOUNTS                                    CUMULATIVE FILING
                                                                                               CURRENT MONTH        TO DATE
                                              OPERATING                                            ACTUAL           ACTUAL
--------------------------------------------------------------------------------------------------------------------------------
Cash - Beginning of Month                    $      -      $      -     $     -     $     -    $ 35,734,370.36   $  4,655,262.26

RECEIPTS                                      SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                                  -             -           -           -            557,832       546,502,385
INTEREST INCOME                                     -             -           -           -             17,857           131,679
ACCOUNTS RECEIVABLE - CREDIT & COLL.                -             -           -           -                  -         1,433,819
ACCOUNTS RECEIVABLE - LOCKBOX                       -             -           -           -                  -        87,262,187
RETAIL STORE DEPOSITS                               -             -           -           -                  -        42,120,269
ASSET DISPOSITIONS & PAYMENTS FROM
LIQUIDATORS                                         -             -           -           -                  -       141,765,274
REVOLVER BORROWINGS - FLEET                         -             -           -           -                  -       163,221,961
RETURN ITEMS REDEPOSITED                            -             -           -           -                  -            32,954
MISCELLANEOUS                                       -             -           -           -            517,263         6,594,191
BANKCARD CASH RECEIPTS                              -             -           -           -               (501)      103,705,345
EMPLOYEE BENEFIT PLANS                              -             -           -           -                  -           287,173
CORPORTE INCOME TAX REFUND                          -             -           -           -                  -         2,851,536
   TOTAL RECEIPTS                            $      -      $      -     $     -     $     -    $     1,092,451   $ 1,095,908,772


DISBURSEMENTS                                 SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                                  -             -          -            -            557,832       549,251,086
ELECTRONIC PAYROLL TAXES PAYMENTS                   -             -          -            -             36,798        15,821,736
PAYROLL                                             -             -          -            -            334,777        46,003,225
PAYMENTS/TRANSFERS TO LIQUIDATORS                   -             -          -            -                  -        36,818,422
VENDOR PAYMENTS                                     -             -          -            -            499,722       128,524,741
ELECTRONIC SALES TAX PAYMENTS                       -             -          -            -                  -        14,639,307
REVOLVER FEES AND INTEREST - FLEET                  -             -          -            -                  -         5,421,961
RECEIPTS APPLIED TO REVOLVER BALANCE                -             -          -            -                  -       257,525,534
CUSTOMER REFUNDS                                    -             -          -            -                  -         2,093,326
EMPLOYEE BENEFIT PLAN PAYMENTS                      -             -          -            -              41,727        8,047,585
CORPORATE INCOME TAX PAYMENTS                       -             -          -            -              17,050           77,050
BANK FEES                                           -             -          -            -                 548          387,446
RETURN ITEMS                                        -             -          -            -                 606          530,806
MISCELLANEOUS                                       -             -          -            -                   -           84,046
                                                    -             -          -            -                   -                -
   TOTAL DISBURSEMENTS                       $      -      $      -     $    -      $     -           1,489,059    1,065,226,272

NET CASH FLOW                                $      -      $      -     $    -      $     -    $       (396,608) $    30,682,500

CASH - END OF MONTH                          $      -      $      -     $    -      $     -    $     35,337,763  $    35,337,763



DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
Total Disbursements                                                                                              $     1,489,059
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                            $       557,832
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                          $             -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                  $       931,227

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A


                                                                  COMERICA BANK                          FLEET
                                     ---------------------------------------------------------------------------------
                                                                                                                         CURRENT
                                      PAYROLL      FLEX         VEBA      CONCENTR.     FUNDING         CUSTOMER         MONTH
                                     1851132363  1840425811  1840427643   1149003715   1850803196       9419400055        TOTAL
                                     ---------------------------------------------------------------------------------------------

Cash - Beg                           $  302,395    $ 5,583    $ 34,092   $ 222,175    $ 2,294,838    $ 32,875,287   $ 35,734,370

Receipts
Internal Transfers                       50,172        218      48,903     458,540              -               -        557,832
Interest Income                               -          -           -           -              -          17,857         17,857
Accounts Receivable -
Credit/Collections                            -          -           -           -              -               -              -
Accounts Receivable - Lockbox                 -          -           -           -              -               -              -
Retail Cash/Check Sales & J-Card
Store Payments                                -          -           -           -              -               -              -
Asset Dispositions & Payments
from Liquidators                              -          -           -           -              -               -              -
Revolver Borrowings - Fleet                   -          -           -           -              -               -              -
Return Items Redeposited                      -          -           -           -              -               -              -
Misc Deposits/Credits                         -          -           -           -        517,263               -        517,263
Bankcard Receipts                             -          -           -           -           (501)              -           (501)
Employee Benefit Plans - Payments
from Providers                                -          -           -           -              -               -              -
Corporate Income Tax Refund                   -          -           -           -              -               -              -
Total Receipts                       $   50,172    $   218    $ 48,903   $ 458,540    $   516,762    $     17,857   $  1,092,451

Disbursements
Internal Transfers                            -          -           -           -        557,832               -        557,832
Electronic Payroll Tax /
Withholding Payments                          -          -           -      33,167          3,631               -         36,798
Payroll                                 334,777          -           -           -              -               -        334,777
Payments/Transfers to
Liquidators                                   -          -           -           -              -               -              -
Vendor Payments                               -          -           -     499,722              -               -        499,722
Electronic Sales Tax Payments                 -          -           -           -              -               -              -
Revolver Fees and
Interest - Fleet                              -          -           -           -              -               -              -
Receipts applied to Revolver
Balance - Fleet                               -          -           -           -              -               -              -
Customer Refunds                              -          -           -           -              -               -              -
Employee Benefit
Plan Payments                                 -        259      41,468           -              -               -         41,727
Corporate Income
Tax Payments                                  -          -           -      17,050              -               -         17,050
Bank Fees                                     -          -           -           -              -             548            548
Return Items                                  -          -           -           -            606               -            606
Miscellaneous                                 -          -           -           -              -               -              -

Total Disbursements                  $  334,777    $   259    $ 41,468   $ 549,938    $   562,069    $        548   $  1,489,059

Net Cash Flow                        $ (284,605)   $   (41)   $  7,435   $ (91,398)   $   (45,308)   $     17,310   $   (396,608)

Cash End of Month                    $   17,790    $ 5,542    $ 41,527   $ 130,776    $ 2,249,531    $ 32,892,596   $ 35,337,763

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
----------------------------                               ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                               BANK RECONCILIATION


JACOBSON STORES, INC.


                                                BANK ACCOUNTS
BALANCE PER BOOKS                 $ -              $ -         $ -        $ -

Bank Balance                    SEE ATTACHED SCHEDULE B          -          -
Plus: Deposits In Transit           -                -           -          -
Less: Outstanding Checks            -                -           -          -
Other                               -                -           -          -
ADJUSTED BANK BALANCE             $ -              $ -         $ -        $ -



OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE B
BANK RECONCILIATION SCHEDULE


                                                               COMERICA BANK                             FLEET
                                      -------------------------------------------------------------------------------
                                        PAYROLL        FLEX        VEBA       CONCENTR.     FUNDING     CUSTOMER
                                      1851132363   1840425811   1840427643   1149003715   1850803196   9419400055       TOTAL
                                      --------------------------------------------------------------------------------------------
Balance Per Books                       $ 3,000      $ 269       $ 5,292     $ 100,220   $ 2,249,531   $ 32,892,596   $ 35,250,908

Bank Balance                             17,790      5,542        41,527       130,776     2,249,531     32,892,596     35,337,763
Plus:  Deposits in Transit - Booked
  Not Banked                                  -          -             -             -             -              -              -
Less:  Outstanding Checks/Wire
Transfers                               (15,383)    (5,273)      (36,424)      (30,556)            -              -        (87,636)
Less:  Outstanding Internal Transfers         -          -             -             -             -              -              -
Less:  Deposits in Transit - Banked
  not Booked                                  -          -             -             -             -              -              -
Misposted Entries                             -          -             -             -             -              -              -
Checks issued not on Books                    -          -             -             -             -              -              -
Interest Income not on Books                  -          -             -             -             -              -              -
Return of Direct Deposit Funds
  not on Books                                -          -             -             -             -              -              -
Checks Cleared not O/S on Books               -          -             -             -             -              -              -
Overdraft Charges not on Books                -          -             -             -             -              -              -
Returned Items                                -          -             -             -             -              -              -
Interest Expense not on Books                 -          -             -             -             -              -              -
Bank Fees/Debits not on Books                 -          -             -             -             -              -              -
Misc Deposit/Credit not on Books              -          -             -             -             -              -              -
Bankcard Fees not on Books                    -          -             -             -             -              -              -
Bankcard Debits on Books not Bank             -          -             -             -             -              -              -
Misc variance                               592          -           190             -             -              -            782
                                                                                                                                -
Adjusted Bank Balance                   $ 3,000      $ 269       $ 5,292     $ 100,220   $ 2,249,531   $ 32,892,596   $ 35,250,908

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
----------------------------                               ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                            STATEMENT OF OPERATIONS**
                            -------------------------
                             (dollars in thousands)

                                                              Period         Month       Cumulative
                                                              Ended          Ended     Filing to date
                                                             02/01/03      02/28/03        Totals
                                                             --------      --------        -------
Net Sales                                                    $ 155,128     $     -       $ 155,128
Cost of Goods Sold                                            (110,796)          -        (110,796)
                                                             ---------     -------        ---------
Gross Profit                                                    44,332           -          44,332
Operating Expenses                                             (68,723)       (105)        (68,828)
                                                             ---------     -------        ---------
Operating Income / (Loss)                                      (24,391)       (105)        (24,496)
Interest Income / (Expense), net                                (2,221)         18          (2,203)
Other Income / (Expense)                                       (60,416)          6         (60,410)
                                                             ---------     -------        ---------
Net Income / (Loss) b/4 Restructuring Costs and Taxes          (87,028)        (81)        (87,109)
Reorganization / Liquidation Expenses                          (14,662)       (126)        (14,788)
Income Taxes - Benefit / (Expense)                                 521           -             521
                                                             ---------     -------        ---------
                                                          -----------------------------------------
Net Income / (Loss)                                         $ (101,169)     $ (207)     $ (101,376)
                                                          =========================================



**NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
----------------------------                               ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003

                                BALANCE SHEET **
                                ----------------
                             (dollars in thousands)

                                                 ASSETS
       CURRENT ASSETS:
       CASH AND CASH EQUIVALENTS                                                          $ 35,251
       ACCOUNTS RECEIVABLE, NET                                                                  0
       DUE FROM VENDORS, NET                                                                 1,679
       INTERCOMPANY RECEIVABLE                                                                   0
       INVENTORIES                                                                               0
       DEFERRED FINANCING                                                                        0
       PREPAID INSURANCE                                                                         0
       LANDLORD DEPOSITS                                                                       213
       REFUNDABLE TAXES                                                                        601
       OTHER PREPAIDS                                                                            0
                                                                                         ---------
                                                                        SUBTOTAL            37,744

       TOTAL PROPERTY, PLANT & EQUIPMENT                                                     4,242
       LESS: ACCUMULATED DEPRECIATION                                                       (1,112)
                                                                                         ---------

                                       PROPERTY, PLANT & EQUIPMENT, NET                      3,130

       OTHER ASSETS:
       LIFE INSURANCE - CSV                                                                      5
       EQUITY IN SUBS                                                                        2,100
       PREPAID PENSION                                                                           0
       PROFESSIONAL RETAINERS                                                                  816
       COLLATERALIZED LETTERS OF CREDIT                                                        515
       OTHER                                                                                    56
                                                                                         ---------
                                                                        SUBTOTAL             3,492
                                                                                         ---------
       TOTAL ASSETS                                                                       $ 44,366
                                                                                         =========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
----------------------------                               ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003

                                BALANCE SHEET **
                                ----------------
                             (dollars in thousands)



                          LIABILITIES & STOCKHOLDERS' EQUITY
       CURRENT LIABILITIES - POST-PETITION:
       ACCOUNTS PAYABLE                                                                         $ -
       ACCRUED PAYROLL                                                                            0
       ACCRUED PAYROLL TAXES                                                                      3
       ACCRUED PROPERTY TAXES                                                                     0
       ACCRUED STATE INCOME TAXES                                                                 0
       ACCRUED PROFESSIONAL FEES                                                              1,150
       ACCRUED RENT/LEASE                                                                       177
       ACCRUED INTEREST                                                                           0
       RESTRUCTURING / STORE CLOSING RESERVE                                                  1,143
       ACCRUED VACATION                                                                         110
       ACCRUED MEDICAL / HOSPITAL                                                             1,012
       ACCRUED CUSTOMER GIFT CARD BALANCES                                                    1,863
       ACCRUED WORKERS COMPENSATION                                                             354
       ACCRUED OTHER                                                                            800
                                                                                          ---------
                                                                        SUBTOTAL              6,612

       OTHER LIABILITIES - POST-PETITION:
       INTERCOMPANY LIABILITIES                                                              72,060
       OTHER LIABILITIES                                                                          0
                                                                                          ---------
                                                                        SUBTOTAL             72,060
                                                                                          ---------

       TOTAL CURRENT LIABILITIES - POST-PETITION                                             78,672

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       ACCOUNTS PAYABLE - MERCHANDISE                                                        29,898
       ACCOUNTS PAYABLE - EXPENSE                                                             9,729
       ACCOUNTS PAYABLE - PROPERTY TAXES                                                        740
                                                                                          ---------
                                                                        SUBTOTAL             40,367

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       RESTRUCTURING / STORE CLOSING RESERVE                                                  8,892
       ACCRUED PROPERTY TAXES                                                                 2,996
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                                       0
       ACCRUED WORKERS COMPENSATION                                                           2,216
       OFFICER'S DEFERRED COMPENSATION                                                          415
       ACCRUED VACATION                                                                          62
       ACCRUED INTEREST                                                                       1,079
       DEBENTURES                                                                            24,376
       MORTGAGES                                                                                  0
       OTHER LIABILITIES                                                                          0
                                                                                          ---------
                                                                        SUBTOTAL             40,036
                                                                                          ---------
       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                               80,403
                                                                                          ---------

       TOTAL LIABILITIES                                                                    159,075

       STOCKHOLDERS' EQUITY:
       COMMON STOCK                                                                           5,975
       PAID IN SURPLUS                                                                        7,201
       TREASURY STOCK                                                                          (399)
       RETAINED EARNINGS, BEGINNING                                                        (127,279)
       CURRENT PERIOD EARNINGS                                                                 (207)
                                                                                          ---------
                                                                        SUBTOTAL           (114,709)
                                                                                          ---------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                            $ 44,366
                                                                                          =========


**NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
----------------------------                               ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                          SUMMARY OF POSTPETITION TAXES

JACOBSON STORES, INC.

                              BEGINNING TAX   AMOUNT WITHHELD OR
                                LIABILITY          ACCRUED         AMOUNT PAID    DATE PAID   CHECK NO. OR EFT  ENDING TAX LIABILITY
                              ------------------------------------------------------------------------------------------------------
Federal
Withholding                          $ -        $  21,013       $  21,013        SEE SUMMARY SCHEDULE C               $      -
FICA - Employee                        -            6,077           6,077        SEE SUMMARY SCHEDULE C                      0
FICA - Employer                        -            6,077           6,077        SEE SUMMARY SCHEDULE C                      -
Unemployment                         486              115               -        SEE SUMMARY SCHEDULE C                    601
Income                                 -                -               -                                                    -
Other:                                 -                -               -                                                    -
  TOTAL FEDERAL TAXES                486           33,282          33,167                                                  601
STATE AND LOCAL
Withholding                            -            3,727           3,727        SEE SUMMARY SCHEDULE C                      -
Sales & Use                            -                -               -                                                    -
Unemployment                       1,344              780               -        SEE SUMMARY SCHEDULE C                  2,124
Real Property                          -                -               -                                                    -
Personal Property                      -                -               -                                                    -
Income                                 -                -               -        SEE SUMMARY SCHEDULE C                      -
Other:                                 -                -               -                                                    -
  TOTAL STATE AND LOCAL            1,344            4,507           3,727                                                2,124
TOTAL TAXES PAYABLE            $   1,830        $  37,789       $  36,894                                            $   2,725
REFUNDABLE TAXES               $(642,022)               -         (41,305)                                           $(600,717)


                          SUMMARY OF UNPAID POSTPETITION DEBTS

                                                        NUMBER OF DAYS PAST DUE
                                                -------------------------------------------
                                CURRENT          0 - 30          31 - 60            61 +       DISCOUNTS               TOTAL
                              -----------------------------------------------------------------------------------------------
Accounts Payable
- Merchandise                  $       -        $       -       $       -        $        -   $         -                    -
Accounts Payable
- Non-Merchandise                      -                -               -                 -             -                    -
Accrued Payroll                        -                -               -                 -                                  -
Accrued Taxes                      3,000                -               -                 -                              3,000
Accrued Professional Fees      1,150,000                -               -                 -                          1,150,000
Accrued Rent / Leases            177,000                -               -                 -                            177,000
Restructuring / Store
Closing Reserve                1,143,000                -               -                 -                          1,143,000
Accrued Vacation                 110,000                -               -                 -                            110,000
Accrued Medical
 / Hospital                    1,012,000                -               -                 -                          1,012,000
Accrued Customer Gift
Card Balances                  1,863,000                -               -                 -                          1,863,000
Accrued Workers
Compensation                     354,000                -               -                 -                            354,000
Accrued Other                    800,000                -               -                 -                            800,000
Other
(excluding Interco.
payable)                               -                -               -                 -                                  -
TOTAL POSTPETITION DEBTS     $ 6,612,000        $       -       $       -        $        -   $         -          $ 6,612,000

If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TAXES - SCHEDULE C:   LISTING OF FEDERAL TAX PAYMENTS


FEDERAL WITHHOLDING & FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS         AMOUNT       CHECK/EFT NO.     DATE      ADD'L COMMENTS
      941 Deposit                                                       $ 17,407         5083817      02/10/03
      941 Deposit                                                         15,760         5952684      02/24/03
      941 Deposit                                                            -
      941 Deposit
                                                                       ---------
                                                                        $ 33,167
                                                                       ---------

UNEMPLOYMENT - LISTING OF PAYMENTS
      940 Deposit - FUTA                                                $      -
                                                                       ---------
                                                                        $      -
                                                                       ---------

STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS
      Michigan - Employee State Withholding                             $  3,631       560142660      02/26/03
      Ohio - Employee State Withholding
      Indiana - Employee City/State Withholding
      Kentucky - Employee State Withholding
      Kansas - Employee State Withholding
      Jackson, Michigan - Employee Local Withholding                          96         1021966      02/27/03
      Jackson, Michigan - Employee Local Withholding
      Grand Rapids, Michigan - Employee Local Withholding
      Toledo, Ohio - Employee Local Withholding
      Columbus, Ohio - Employee Local Withholding
      Louisville, Kentucky - Employee Local Withholding
                                                                       ---------
                                                                        $  3,727
                                                                       ---------
UNEMPLOYMENT - LISTING OF PAYMENTS
       SUTA:
       MI                                                               $      -
       IN
       OH
       KY
       KS
       FL
                                                                       ---------
                                                                        $      -
                                                                       ---------

SALES & USE TAX - LISTING OF PAYMENTS

                                                                        $      -
                                                                       ---------
                                                                        $      -
                                                                       ---------
STATE INCOME TAXES
      State of Michigan SBT                                             $      -
                                                                       ---------
                                                                        $      -
                                                                       ---------
REAL ESTATE/ PERSONAL TAXES
                                                                        $      -
                                                                       ---------
                                                                        $      -
                                                                       ---------

            JACOBSON STORES, INC.
            SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS


VENDOR #     VENDOR NAME               CURRENT       1-30        31-60        61+           DISCOUNTS          TOTAL
--------     -----------               -------       ----        -----        ---           ---------          -----
                                                                                                                   -
                                      -------------------------------------------------------------------------------
                            TOTALS           -           -            -         -                    -             -
                                      ===============================================================================

               JACOBSON STORES INC.
               SCHEDULE F: OPEN PAYABLES -  NON-MERCHANDISE EXPENSE

VENDOR #     VENDOR NAME               CURRENT       1-30         31-60         61+           DISCOUNTS          TOTAL
--------     -----------               -------       ----         -----         ---           ---------          -----
                                                                                                                     -
                                      ---------------------------------------------------------------------------------
                            TOTALS           -           -             -          -                   -              -
                                      =================================================================================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
----------------------------                               ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                                INSURANCE SUMMARY


                                                             PREMIUMS
                                             POLICY        PAID THROUGH
POLICY TYPE   INSURER/POLICY NO.             PERIOD         EXP. DATE        DEDUCTIBLE                      LIMITS
------------------------------------------------------------------------------------------------------------------------------------
General
Liability     St. Paul Insurance Co.   08/01/02-07/31/03       Yes       $0                              $2,000,000. General
              CK02102387                                                                                  Aggregate
                                                                                                         $2,000,000 Products
                                                                                                          Aggregate
                                                                                                         $1,000,000 Each
                                                                                                          Occurrence
                                                                                                         $1,000,000 Personal &
                                                                                                          Adv. injury

Automobile    St. Paul Insurance Co.   08/01/02-07/31/03       Yes       None                            $1,000,000 Liability /
              CK02102387                                                                                  UM-UIM
                                                                         $500 Comprehensive              Physical Damage
                                                                         $2,500 Collision                Physical Damage

                                                                         $500/$2500/veh./max. per loss   $1,000,000 Garagekeepers
                                                                                                          Liability
                                                                         $2,000 Collision

Workers
Comp. - MI    St. Paul Insurance Co.    11/4/02 - 5/4/03        No                                       $1,000,000 Bodily Injury
              WVA2102876                                                                                  by Accident
                                                                                                         $1,000,000 Bodily Injury
                                                                                                          by Disease
Umbrella
Liability     St. Paul Insurance Co.   08/01/02-07/31/03       Yes                                       $10,000,000 Each Occurrence
              CK02102387                                                                                 $10,000,000 Prod. Aggregate
                                                                                                         $10,000,000 Aggregate

Property/
Boiler        Crum & Forster
              ($10 mil. primary)       06/01/02-05/31/03       Yes       $250,000/occurrence             $100,000,000 Each
                                                                                                          Occurrence
             ACE ($90 mil. excess)                        (financed by  $500,000/occ. flood zones A-V
              Hartford Steam Boiler                         Cananwill)   2% TIV critical wind
              (B & M)                                                     $50,000/occ. boiler & mach.
              C X D3 530874-A

Ocean
Marine        American Home Assur.     06/01/99-05/31/03       Yes                                       $2,000,000 Goods on any
              87116 C                                                                                     1 vessel
                                                                                                         $2,000,000 Goods shipped
                                                                                                          on deck/any 1 vessel
                                                                                                         $2,000,000 Goods shipped
                                                                                                          any 1 aircraft
                                                                                                         $2,000,000 Goods while at
                                                                                                          rest
                                                                                                         $     25,000 Goods in any
                                                                                                          one pkg. by mail

Directors
& Officers    Chubb                    06/01/02-05/31/03       Yes       $500,000                        $10,000,000
              8142-40-25                                                 securities claims                each claim/aggregate
              Royal                                                      $100,000                        Prior-year Excess run-off:
              (prior year                                                non-securities claims           $5,000,000 each
              12 mos. run-out)                                                                            claim/aggregate
              PSF000439

Fiduciary
Liability     Chubb                    01/20/00-06/01/03       Yes       $10,000                         $5,000,000 each
              81597020                                                                                    claim/aggregate





NOTE:
Listing Excludes Insurance Classified as an Employee Benefit and Key-Man
Policies

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
-------------------------------------                      ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                            MONTHLY OPERATING REPORT

          File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                       DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                     FORM NO.        ATTACHED       ATTACHED
-------------------------------------------------------------------------------------------------
Debtor Affirmations                                      MOR - 1           Yes
Schedule of Cash Receipts and Disbursements              MOR - 2           Yes
Bank Account Reconciliations                             MOR - 2           Yes
Statement of Operations                                  MOR - 3           Yes
Balance Sheet                                            MOR - 4           Yes
Status of Postpetition Taxes                             MOR - 5           N/A
Summary of Unpaid Postpetition Debts                     MOR - 5           N/A
Listing of aged accounts payable                         MOR - 5           N/A
Schedule of Insurance - Listing of Policies              MOR - 6           N/A



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
--------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    3/19/2003
--------------------------------------------------                   -----------
Signature of Authorized Individual                                   Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
-------------------------------------                      ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                               DEBTOR AFFIRMATION



AS DEBTOR IN POSSESSION, I AFFIRM:                                                   TRUE            FALSE
1.  That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                                X


2.  That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                       X


3.  No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                    X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
--------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    3/19/2003
--------------------------------------------------                   -----------
Signature of Authorized Individual                                   Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
-------------------------------------                      ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES REALTY COMPANY


                                                            BANK ACCOUNTS                             CURRENT     CUMULATIVE
                                                        COMERICA    COMERICA                           MONTH   FILING TO DATE
                                                       1840421992   1851584167                         ACTUAL       ACTUAL
-----------------------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                             $   52,874     $   34,854     $ -     $ -     $   87,728     $  104,726
RECEIPTS
INTERNAL TRANSFERS                                             -              -       -       -              -      1,167,760
INTEREST INCOME                                                -             27       -       -             27            145
ACCOUNTS RECEIVABLE - CREDIT & COLL.                           -              -       -       -              -              -
ACCOUNTS RECEIVABLE - LOCKBOX                                  -              -       -       -              -              -
RETAIL STORE DEPOSITS                                          -              -       -       -              -              -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS                 -              -       -       -              -         34,754
REVOLVER BORROWINGS - FLEET                                    -              -       -       -              -              -
RETURN ITEMS REDEPOSITED                                       -              -       -       -              -              -
MISCELLANEOUS                                             44,216              -       -       -         44,216        306,413
BANKCARD CASH RECEIPTS                                         -              -       -       -              -              -
EMPLOYEE BENEFIT PLANS                                         -              -       -       -              -              -
TOTAL RECEIPTS                                        $   44,216     $       27     $ -     $ -     $   44,243     $1,509,073

DISBURSEMENTS
INTERNAL TRANSFERS                                             -              -       -       -              -        644,332
ELECTRONIC PAYROLL TAXES PAYMENTS                              -              -       -       -              -              -
PAYROLL                                                        -              -       -       -              -              -
COMMERCIAL LOAN PAYMENTS                                       -              -       -       -              -        527,725
VENDOR PAYMENTS                                            1,250              -       -       -          1,250        106,106
ELECTRONIC SALES TAX PAYMENTS                                  -              -       -       -              -              -
RECEIPTS APPLIED TO REVOLVER BALANCE                           -              -       -       -              -              -
CUSTOMER REFUNDS                                               -              -       -       -              -              -
EMPLOYEE BENEFIT PLAN PAYMENTS                                 -              -       -       -              -              -
BANK FEES                                                      -              0       -       -              0            115
RETURN ITEMS                                                   -              -       -       -              -          2,500
MISCELLANEOUS                                                  -              -       -       -              -          2,300
CORPORATE INCOME TAXES                                     1,854              -       -       -          1,854        201,854
TOTAL DISBURSEMENTS                                   $    3,104     $        0     $ -     $ -          3,104      1,484,933

NET CASH FLOW                                         $   41,112     $       26     $ -     $ -     $   41,139     $   24,140

CASH - END OF MONTH                                   $   93,986     $   34,880     $ -     $ -     $  128,866     $  128,866

DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)

Total Disbursements                                                                                                $    3,104
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                       -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                                     -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                    $    3,104

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
-------------------------------------                      ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                              BANK RECONCILIATION

JACOBSON STORES REALTY COMPANY


                                                           BANK ACCOUNTS
                                                   COMERICA            COMERICA                                TOTAL
                                                   1840421992        1851584167
-----------------------------------------------------------------------------------------------------------------------
Balance Per Books                                   $  89,575         $  34,880        $ -        $ -        $ 124,455

Bank Balance                                           93,986            34,880          -          -          128,866
Plus: Deposits In Transit - Booked not Banked               -                 -          -          -                -
Less: Outstanding Checks/Wire Transfers                (4,411)                -          -          -           (4,411)
Other                                                       -                 -          -          -                -
ADJUSTED BANK BALANCE                               $  89,575         $  34,880        $ -        $ -        $ 124,455


OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
-------------------------------------                      ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                            STATEMENT OF OPERATIONS**
                            -------------------------
                             (dollars in thousands)


                                                     Period                     Cumulative
                                                     Ended          Ended     Filing to date
                                                    02/01/03      02/28/03        Totals
                                                    --------      --------        ------
Rental Income                                      $  3,389        $   -        $ 3,389
Interest Expense                                     (1,683)         (66)        (1,749)
Depreciation                                         (1,271)           -         (1,271)
Taxes, Other than Income                               (258)           -           (258)
Other Income / (Expense)                             28,472            -         28,472
                                                    -------        -----        -------

Net Income / (Loss) b/4 Income Taxes                 28,649          (66)        28,583

Income Taxes - Benefit / (Expense)                        -            -              -
                                                   --------        -----        -------
                                                   ------------------------------------
Net Income / (Loss)                                $ 28,649        $ (66)       $28,583
                                                   ====================================




**NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
-------------------------------------                      ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                                 BALANCE SHEET**
                                 ---------------
                             (dollars in thousands)


                                                 ASSETS
       CURRENT ASSETS
       CASH AND CASH EQUIVALENTS                                                                $ 124
       ACCOUNTS RECEIVABLE, NET                                                                   167
       DUE FROM VENDORS, NET                                                                        0
       INTERCOMPANY RECEIVABLE                                                                 63,537
       INVENTORIES                                                                                  0
       DEFERRED FINANCING                                                                           0
       PREPAID INSURANCE                                                                            0
       LANDLORD DEPOSITS                                                                            0
       REFUNDABLE TAXES                                                                             0
       OTHER PREPAIDS                                                                               0
                                                                                            ---------
       TOTAL CURRENT ASSETS                                                                    63,828

       TOTAL PROPERTY, PLANT & EQUIPMENT                                                       16,156
       LESS: ACCUMULATED DEPRECIATION                                                          (8,746)
                                                                                            ---------
                                      PROPERTY, PLANT & EQUIPMENT, NET                          7,410

       OTHER ASSETS:
       NET GOODWILL                                                                                 0
       LIFE INSURANCE - CSV                                                                         0
       PREPAID PENSION                                                                              0
       PROFESSIONAL RETAINERS                                                                       0
       COLLATERALIZED LETTERS OF CREDIT                                                             0
       OTHER                                                                                        0
                                                                                            ---------
       TOTAL OTHER ASSETS                                                                           -
                                                                                            ---------
       TOTAL ASSETS                                                                          $ 71,238
                                                                                            =========

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
-------------------------------------                      ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                                 BALANCE SHEET**
                                 ---------------
                             (dollars in thousands)


                          LIABILITIES & STOCKHOLDERS' EQUITY
       CURRENT LIABILITIES - POST-PETITION:
       ACCOUNTS PAYABLE                                                                           $ -
       ACCRUED PAYROLL                                                                              0
       ACCRUED PAYROLL TAXES                                                                        0
       ACCRUED PROPERTY TAXES                                                                       0
       ACCRUED STATE INCOME TAXES                                                                  42
       ACCRUED PROFESSIONAL FEES                                                                    0
       ACCRUED RENT/LEASE                                                                           0
       ACCRUED INTEREST                                                                           204
       RESTRUCTURING / STORE CLOSING RESERVE                                                        0
       ACCRUED VACATION                                                                             0
       ACCRUED MEDICAL / HOSPITAL                                                                   0
       ACCRUED CUSTOMER GIFT CARD BALANCES                                                          0
       ACCRUED WORKERS COMPENSATION                                                                 0
       ACCRUED OTHER                                                                                0
                                                                                            ---------
                                                                        SUBTOTAL                  246

       OTHER POST-PETITION LIABILITIES:
       INTERCOMPANY LIABILITIES                                                                     0
       OTHER LIABILITIES                                                                            0
                                                                                            ---------
                                                                        SUBTOTAL                    0
                                                                                            ---------
       TOTAL CURRENT LIABILITIES - POST-PETITION                                                  246

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       ACCOUNTS PAYABLE - MERCHANDISE                                                               0
       ACCOUNTS PAYABLE - EXPENSE                                                                  50
       ACCOUNTS PAYABLE - PROPERTY TAXES                                                            0
                                                                                            ---------
                                                                        SUBTOTAL                   50

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       RESTRUCTURING / STORE CLOSING RESERVE                                                        0
       ACCRUED PROPERTY TAXES                                                                      90
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                                     2,000
       OFFICER'S DEFERRED COMPENSATION                                                              0
       ACCRUED WORKERS COMPENSATION                                                                 0
       ACCRUED VACATION                                                                             0
       ACCRUED INTEREST                                                                             0
       DEBENTURES                                                                                   0
       MORTGAGES                                                                               15,537
       OTHER LIABILITIES                                                                            0
                                                                                            ---------
                                                                        SUBTOTAL               17,627
                                                                                            ---------
       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                 17,677
                                                                                            ---------

       TOTAL LIABILITIES                                                                       17,923

       STOCKHOLDERS' EQUITY
       COMMON STOCK                                                                               400
       PAID IN SURPLUS                                                                              0
       TREASURY STOCK                                                                               0
       RETAINED EARNINGS, BEGINNING                                                            52,981
       CURRENT PERIOD EARNINGS                                                                    (66)
                                                                                            ---------
                                                                        SUBTOTAL               53,315
                                                                                            ---------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                              $ 71,238
                                                                                            =========


**NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
----------------------------                               ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                            MONTHLY OPERATING REPORT

       File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                       DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                    FORM NO.         ATTACHED     ATTACHED
-----------------------------------------------------------------------------------------------
Debtor Affirmations                                     MOR - 1            Yes
Schedule of Cash Receipts and Disbursements             MOR - 2            Yes
Bank Account Reconciliations                            MOR - 2            Yes
Statement of Operations                                 MOR - 3            Yes
Balance Sheet                                           MOR - 4            Yes
Status of Postpetition Taxes                            MOR - 5            N/A
Summary of Unpaid Postpetition Debts                    MOR - 5            N/A
Listing of aged accounts payable                        MOR - 5            N/A
Schedule of Insurance - Listing of Policies             MOR - 6            N/A



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
--------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    3/19/2003
--------------------------------------------------                   -----------
Signature of Authorized Individual                                   Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
----------------------------                               ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                               DEBTOR AFFIRMATION



AS DEBTOR IN POSSESSION, I AFFIRM:                                                   TRUE            FALSE

1.  That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                                X


2.  That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                       X


3.  No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                    X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
--------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    3/19/2003
--------------------------------------------------                   -----------
Signature of Authorized Individual                                   Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
----------------------------                               ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON CREDIT CORP.

                                                                  BANK ACCOUNTS                      CURRENT    CUMULATIVE
                                                                                                      MONTH   FILING TO DATE
                                                                                                      ACTUAL      ACTUAL
-----------------------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                           $ -           $ -       $ -           $ -            $ -      $ 84
RECEIPTS
INTERNAL TRANSFERS                                    -             -         -             -              -         -
INTEREST INCOME                                       -             -         -             -              -         -
ACCOUNTS RECEIVABLE - CREDIT & COLL.                  -             -         -             -              -         -
ACCOUNTS RECEIVABLE - LOCKBOX                         -             -         -             -              -         -
RETAIL STORE DEPOSITS                                 -             -         -             -              -         -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS                                                             -         -
REVOLVER BORROWINGS - FLEET                           -             -         -             -              -         -
RETURN ITEMS REDEPOSITED                              -             -         -             -              -         -
MISCELLANEOUS                                         -             -         -             -              -         -
BANKCARD CASH RECEIPTS                                -             -         -             -              -         -
EMPLOYEE BENEFIT PLANS                                -             -         -             -              -         -
   TOTAL RECEIPTS                                   $ -           $ -       $ -           $ -            $ -       $ -

DISBURSEMENTS
INTERNAL TRANSFERS                                    -             -         -             -              -         -
ELECTRONIC PAYROLL TAXES PAYMENTS                     -             -         -             -              -         -
PAYROLL                                               -             -         -             -              -         -
PAYMENTS/TRANSFERS TO LIQUIDATORS                     -             -         -             -              -         -
VENDOR PAYMENTS                                       -             -         -             -              -         -
ELECTRONIC SALES TAX PAYMENTS                         -             -         -             -              -         -
RECEIPTS APPLIED TO REVOLVER BALANCE                  -             -         -             -              -         -
CUSTOMER REFUNDS                                      -             -         -             -              -         -
EMPLOYEE BENEFIT PLAN PAYMENTS                        -             -         -             -              -         -
BANK FEES                                             -             -         -             -              -         -
RETURN ITEMS                                          -             -         -             -              -         -
MISCELLANEOUS                                         -             -         -             -              -        84

                                                      -             -         -             -              -        -

   TOTAL DISBURSEMENTS                              $ -           $ -       $ -           $ -              -        84
NET CASH FLOW                                       $ -           $ -       $ -           $ -            $ -     $ (84)

CASH - END OF MONTH                                 $ -           $ -       $ -           $ -            $ -     $   -



DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)

Total Disbursements                                                                                              $   -
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                              -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                  $   -

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
----------------------------                               ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                               BANK RECONCILIATION


JACOBSON CREDIT CORP.


                                               BANK ACCOUNTS
                                                                                               TOTAL
-----------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                  $ -            $ -            $ -            $ -               $ -
Bank Balance                         -              -              -              -                 -
Plus: Deposits In Transit            -              -              -              -                 -
Less: Outstanding Checks             -              -              -              -                 -
Other                                -              -              -              -                 -
ADJUSTED BANK BALANCE              $ -            $ -            $ -            $ -               $ -


OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
----------------------------                               ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                            STATEMENT OF OPERATIONS**
                            -------------------------
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                                 Period         Month       Cumulative
                                                                 Ended          Ended     Filing to date
                                                                02/01/03      02/28/03        Totals
                                                                --------      --------        ------
Net Sales                                                       $     -        $     -        $     -
Cost of Goods Sold                                                    -             -               -
                                                               ---------      ---------       ---------
Gross Profit                                                          -              -              -
Operating Expenses                                                    -              -              -
                                                               ---------      ---------       ---------
Operating Income / (Loss)                                             -              -              -
Interest Expense                                                      -              -              -
Other Income                                                          -              -              -
                                                               ---------      ---------       ---------
Net Income / (Loss) b/4 Restructuring Costs and Taxes                 -              -              -
Reorganization / Liquidation Expenses                                (1)             -             (1)
Income Taxes - Benefit / (Expense)                                    -              -              -
                                                               ---------      ---------       ---------
                                                               ----------------------------------------
Net Income / (Loss)                                             $    (1)       $     -         $   (1)
                                                               ========================================




**NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN



In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
----------------------------                               ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                                 BALANCE SHEET**
                                 ---------------
                             (dollars in thousands)

                                            ASSETS
       CURRENT ASSETS
       CASH AND CASH EQUIVALENTS                                                            $ -
       ACCOUNTS RECEIVABLE, NET                                                               0
       DUE FROM VENDORS, NET                                                                  0
       INTERCOMPANY RECEIVABLE                                                            8,523
       INVENTORIES                                                                            0
       DEFERRED FINANCING                                                                     0
       PREPAID INSURANCE                                                                      0
       LANDLORD DEPOSITS                                                                      0
       REFUNDABLE TAXES                                                                       0
       OTHER PREPAIDS                                                                         0
                                                                                     ----------
       TOTAL CURRENT ASSETS                                                               8,523

       TOTAL PROPERTY, PLANT & EQUIPMENT                                                      0
       LESS: ACCUMULATED DEPRECIATION                                                         0
                                                                                     ----------
                                   PROPERTY, PLANT & EQUIPMENT, NET                           -

       OTHER ASSETS:
       LIFE INSURANCE - CSV                                                                   0
       EQUITY IN SUBS                                                                         0
       PREPAID PENSION                                                                        0
       PROFESSIONAL RETAINERS                                                                 0
       COLLATERALIZED LETTERS OF CREDIT                                                       0
       OTHER                                                                                  0
                                                                                     ----------
       TOTAL OTHER ASSETS                                                                     -
                                                                                     ----------
       TOTAL ASSETS                                                                     $ 8,523
                                                                                     ==========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
----------------------------                               ---------------------
Debtors                                                   Hon. David T. Stosberg
                                                          ----------------------
                         Reporting Period: February 2, 2003 to February 28, 2003


                                 BALANCE SHEET**
                                 ---------------
                             (dollars in thousands)


                          LIABILITIES & STOCKHOLDERS' EQUITY
       CURRENT LIABILITIES - POST-PETITION:
       ACCOUNTS PAYABLE                                                                     $ -
       ACCRUED PAYROLL                                                                        0
       ACCRUED PAYROLL TAXES                                                                  0
       ACCRUED PROPERTY TAXES                                                                 0
       ACCRUED STATE INCOME TAXES                                                             0
       ACCRUED PROFESSIONAL FEES                                                              0
       ACCRUED RENT/LEASE                                                                     0
       ACCRUED INTEREST                                                                       0
       RESTRUCTURING / STORE CLOSING RESERVE                                                  0
       ACCRUED VACATION                                                                       0
       ACCRUED MEDICAL / HOSPITAL                                                             0
       ACCRUED CUSTOMER GIFT CARD BALANCES                                                    0
       ACCRUED WORKERS COMPENSATION                                                           0
       ACCRUED OTHER                                                                          0
                                                                                     ----------
                                                                        SUBTOTAL              0

       OTHER LIABILITIES - POST-PETITION:
       INTERCOMPANY LIABILITIES                                                               0
       OTHER LIABILITIES                                                                      0
                                                                                     ----------
                                                                        SUBTOTAL              0
                                                                                     ----------
       TOTAL CURRENT LIABILITIES - POST-PETITION                                              0

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       ACCOUNTS PAYABLE - MERCHANDISE                                                         0
       ACCOUNTS PAYABLE - EXPENSE                                                             0
       ACCOUNTS PAYABLE - PROPERTY TAXES                                                      0
                                                                                     ----------
                                                                        SUBTOTAL              0

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       RESTRUCTURING / STORE CLOSING RESERVE                                                  0
       ACCRUED PROPERTY TAXES                                                                 0
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                                   0
       ACCRUED WORKERS COMPENSATION                                                           0
       OFFICER'S DEFERRED COMPENSATION                                                        0
       ACCRUED VACATION                                                                       0
       ACCRUED INTEREST                                                                       0
       DEBENTURES                                                                             0
       MORTGAGES                                                                              0
       OTHER LIABILITIES                                                                      0
                                                                                     ----------
                                                                        SUBTOTAL              0
                                                                                     ----------
       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                0
                                                                                     ----------

       TOTAL LIABILITIES                                                                      -

       STOCKHOLDERS' EQUITY
       COMMON STOCK                                                                       1,700
       PAID IN SURPLUS                                                                        0
       TREASURY STOCK                                                                         0
       RETAINED EARNINGS, BEGINNING                                                       6,823
       CURRENT PERIOD EARNINGS                                                                0
                                                                                     ----------
                                                                        SUBTOTAL          8,523
                                                                                     ----------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                         $ 8,523
                                                                                     ==========


**NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).



                                  Page 7 of 7